UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2011

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on January 14, 2009, Gottschalks Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (administered under Case No. 09-10157). On February 18, 2011, the Bankruptcy Court entered an order (the "Order") confirming the Company's Chapter 11 Plan of Liquidation (February 1, 2011 Modification) [Docket No. 2225] (the "Plan"). A copy of the Order to which the Plan is attached is filed hereto as Exhibit 99.1.

The Order is also publicly available and may be accessed on the Internet at http://pacer.psc.uscourts.gov or www.kccllc.net/gottschalks.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Order dated February 18, 2011 confirming the Company's Chapter 11 Plan of Liquidation (February 1, 2011 Modification).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOTTSCHALKS INC.

February 24, 2011	By: /s/ J. Gregory Ambro Name: J. Gregory Ambro Title: Executive Vice President and Chief Operating Officer

EXHIBITS

Exhibit No.	Description
99.1	Order dated February 18, 2011 confirming the Company's Chapter 11 Plan of Liquidation (February 1, 2011 Modification). Also provided in PDF format as a courtesy.